UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2017

ULTA BEAUTY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33764	38-4022268
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Remington Blvd., Suite 120,

Bolingbrook, Illinois 60440

(Address of principal executive offices, including ZIP code)

(630) 410-4800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 1, 2017, the Company held its 2017 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the following proposals:

•	The election of Michelle L. Collins, Dennis K. Eck, Charles J. Philippin and Vanessa A. Wittman as Class I directors to hold office until the 2020 annual meeting of stockholders;

•	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year 2017, ending February 3, 2018;

•	An advisory vote to approve the Company’s executive compensation; and

•	An advisory vote on the frequency of future advisory votes on the Company’s executive compensation.

As of the April 3, 2017 record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting, 62,137,799 shares of the Company’s common stock were outstanding and eligible to vote, with one vote for each share held. Approximately 90.86% of all shares were represented at the Annual Meeting in person or by proxy. The following are the final votes on the matters presented for stockholder consideration at the Annual Meeting:

Election of Directors

The stockholders elected Michelle L. Collins, Dennis K. Eck, Charles J. Philippin and Vanessa A. Wittman as Class I directors to hold office until the 2020 annual meeting of stockholders. The results of the vote were as follows:

	For		Withheld		Broker Non-Votes
Name	Votes	Percentage(1)	Votes	Percentage(1)	Votes	Percentage(2)
Michelle L. Collins	51,227,209	98.39%	839,402	1.61%	4,393,354	N/A
Dennis K. Eck	51,223,210	98.38%	843,401	1.62%	4,393,354	N/A
Charles J. Philippin	51,640,318	99.18%	426,293	0.82%	4,393,354	N/A
Vanessa A. Wittman	51,258,911	98.45%	807,700	1.55%	4,393,354	N/A

Ratification of the Appointment of Ernst & Young LLP for Fiscal 2017

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year 2017, ending February 3, 2018. The results of the vote were as follows:

For		Against		Abstain		Broker Non-Votes
Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (2)
54,935,518	97.30%	1,489,687	2.64%	34,760	0.06%	0.00	0.00%

Advisory Vote to Approve the Company’s Executive Compensation

The stockholders approved the Company’s executive compensation. The results of the advisory vote were as follows:

For		Against		Abstain		Broker Non-Votes
Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (2)
49,433,497	94.94%	2,564,665	4.93%	68,449	0.13%	4,393,354	N/A

Advisory Vote on the Frequency of Future Advisory Votes on the Company’s Executive Compensation

The stockholders expressed a preference that an advisory vote on the Company’s executive compensation occur every year. The results of the advisory vote were as follows:

Every Year		Every Two Years		Every Three Years		Abstain
Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (1)
46,985,037	90.30%	38,550	0.07%	5,012,349	9.63%	30,675	N/A

Broker Non-Votes
Votes	Percentage (2)
4,393,354	N/A

In accordance with the results of this vote, the Board of Directors of the Company determined to implement an advisory stockholder vote to approve the Company’s executive compensation every year until the next required advisory vote on the frequency of future advisory votes on the Company’s executive compensation, which is scheduled to occur at the Company’s 2023 annual meeting of stockholders.

(1)	Based on a total of all shares received and eligible to be counted as voted on this proposal at the Annual Meeting.

(2)	“N/A” means that broker non-votes and/or abstentions do not have any effect on the voting results on this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTA BEAUTY, INC.

Dated: June 5, 2017	By:	/s/ Jodi J. Caro
Jodi J. Caro
General Counsel and Corporate Secretary

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